EXHIBIT B.10

                         CONSENT OF INDEPENDENT AUDITORS


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                                   EX. 99-B.10

                         CONSENT OF INDEPENDENT AUDITORS

         The Board of Directors of Aetna Life Insurance and Annuity Company and Contractholders of Aetna Variable Annuity Account C:

         We consent to the use of our report dated February 2, 2001, relating to the financial statements of Aetna Variable Annuity Account C and our report dated March 27, 2001, relating to the consolidated financial statements of Aetna Life Insurance and Annuity Company, which are incorporated by reference in this Amendment no. 25 to Registration Statement on Form N-4 (File No. 33-75988).

                                                                    /s/ KPMG LLP

         Hartford, Connecticut
         December 12, 2001